UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2016

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FLAMEL TECHNOLOGIES S.A.

(Exact name of registrant as specified in its charter)

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Republic of France (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-0639540 (I.R.S. Employer Identification No.)

Parc Club du Moulin à Vent 33, avenue du Docteur Georges Levy 69200 Vénissieux France (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant’s telephone number, including area code: 011 +33 472 78 34 34

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Flamel Technologies S.A. (Nasdaq: FLML) (the “Company”) intends to seek shareholder approval to change its jurisdiction of incorporation from France to Ireland.

Important Additional Information Regarding the Proposed Irish Reincorporation will be Filed with the SEC

In connection with the issuance of shares of a newly formed Irish company (“New Flamel”) to the Company’s security holders in connection with the change in the Company’s jurisdiction of incorporation from France to Ireland referred to in this current report on Form 8-K (the “Reincorporation”), the Company presently anticipates that New Flamel will file with the SEC a registration statement on Form S-4 that will contain a prospectus of New Flamel and that the Company will file a proxy statement (the “Proxy Statement”) relating to the Reincorporation (such Form S-4 and the Proxy Statement, together, are referred to hereinafter as the “Form S-4/Proxy Statement”).  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM S-4/PROXY STATEMENT, AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE REINCORPORATION, CAREFULLY AND IN THEIR ENTIRETY BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REINCORPORATION, THE PARTIES TO THE REINCORPORATION AND THE RISKS ASSOCIATED WITH THE REINCORPORATION. Those documents, if and when filed, as well as the Company’s and New Flamel’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov or at the Company’s website at http://flamel.com. Security holders and other interested parties will also be able to obtain, without charge, a copy of the Form S-4/Proxy Statement and other relevant documents (when available) by directing a request by mail to Flamel Technologies S.A., c/o Éclat Pharmaceuticals, 702 Spirit 40 Park Drive, Suite 108, Saint Louis, Missouri 63005, Attention: Phillandas T. Thompson, Senior Vice President, General Counsel and Corporate Secretary, or at http://www.flamel.com. Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the transactions contemplated by the Form S-4/Proxy Statement. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 20-F for the year ended December 31, 2014, which was filed with the SEC on April 30, 2015. Other information regarding potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4/Proxy Statement when it is filed.

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Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities.

Responsibility

The directors of the Company accept responsibility for the information contained in this current report on Form 8-K and, to the best of their knowledge and belief (having taken all reasonable care to ensure that such is the case), the information contained in this document is in accordance with the facts and it does not omit anything likely to affect the import of such information.

Safe Harbor: This current report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995; in particular, with respect to the Reincorporation. All statements herein that are not clearly historical in nature are forward-looking, and the words “intend,” “anticipate,” “assume,” “believe,” “expect,” “estimate,” “plan,” “will,” “may,” and the negative of these and similar expressions generally identify forward-looking statements. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond the Company’s control and could cause actual results to differ materially from the results contemplated in such forward-looking statements. These risks, uncertainties and contingencies include the risk that we may not obtain shareholder approval for the Reincorporation, the risk that we may decide to abandon the proposed Reincorporation in the event new facts and circumstances change our belief as to the anticipated benefits thereof, or other applicable risks that may be set forth in the Form S-4/Proxy Statement. The Company undertakes no obligation to update its forward-looking statements as a result of new information, future events or otherwise, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAMEL TECHNOLOGIES S.A.

By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: March 10, 2016

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